                          SEAGULL ENERGY CORPORATION

                             1990 STOCK OPTION PLAN

                             I. PURPOSE OF THE PLAN

         The SEAGULL ENERGY  CORPORATION  1990 STOCK OPTION PLAN (the "Plan") is
intended  to  provide  a means  whereby  certain  employees  of  SEAGULL  ENERGY
CORPORATION,  a Texas  corporation  (the  "Company"),  and its  subsidiaries may develop a sense of  proprietorship  and personal  involvement in the development and financial  success of the Company,  and to encourage them to remain with and devote their best efforts to the business of the Company,  thereby advancing the interests  of the Company  and its  shareholders.  Accordingly,  the Company may grant to certain  employees  the option  ("Option")  to  purchase  shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan may be either  incentive  stock  options,  within the  meaning of section  422A(b) of the Internal  Revenue Code of 1986, as amended (the "Code"),
("Incentive  Stock Options") or options which do not constitute  Incentive Stock
Options.

                               II. ADMINISTRATION

         The Plan  shall be  administered  by the  Compensation  Committee  (the
"Committee") of the Board of Directors of the Company (the "Board").  Members of
the  Committee  shall be persons  that are  "disinterested  persons"  within the meaning of Rule 16b-3 promulgated under the Securities  Exchange Act of 1934, as amended (the "1934 Act").  The Committee shall have sole authority to select the individuals  who are to be granted  Options from among those eligible  hereunder and to establish the number of shares which may be issued under each Option. The
Committee is  authorized  to interpret  the Plan and may from time to time adopt such rules and  regulations,  consistent  with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the individuals to whom Options shall be granted,  in establishing the number of shares  which may be issued  under each Option and in  construing  the provisions of the Plan shall be final.

                             III. OPTION AGREEMENTS

         Each Option shall be evidenced by an Option Agreement and shall contain such terms and conditions,  and may be exercisable  for such periods,  as may be approved by the Committee.  The terms and  conditions of the  respective  Option
Agreements need not be identical.  Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a  payment  in cash or shares of Stock or a  combination  of cash and  shares of
Stock equal in value to the excess of the fair mar-

ket  value of the  shares  with  respect  to which  the  right  to  purchase  is surrendered over the option price therefor  ("Stock  Appreciation  Rights"),  on such terms and conditions as the Committee in its sole discretion may prescribe;
provided,  that with respect to Stock  Appreciation  Rights granted to employees who  are  subject  to  Section  16 of  the  1934  Act,  except  as  provided  in
Subparagraph  VIII(c) hereof,  the Committee shall retain final authority (i) to determine whether an optionee shall be permitted, or (ii) to approve an election by an  optionee,  to  receive  cash in  full  or  partial  settlement  of  Stock
Appreciation Rights.  Moreover,  an Option Agreement may provide for the payment of the option price,  in whole or in part, by the delivery of a number of shares of Stock  (plus cash if  necessary)  having a fair  market  value  equal to such option  price.  Finally,  in the case of an option which does not  constitute an
Incentive  Stock  Option,  an Option  Agreement  may  provide for payment of the amount of federal or state income tax  withholding  required with respect to the exercise of such Option by permitting  an Optionee to surrender  shares of Stock or authorize the Company to withhold from shares of Stock acquired upon exercise of such  Option  shares  of Stock  equal in value to such  withholding.  For all purposes  under  the  Plan,  the  fair  market  value  of a share  of Stock on a particular date shall be equal to the closing price of the Stock on the New York
Stock Exchange Composite Tape on that date, or if no prices are reported on that date,  on the last  preceding  date on which  such  prices  of the  Stock are so
reported.   Each  Option  and  all  rights  granted   thereunder  shall  not  be
transferable  other than by will or the laws of descent  and  distribution,  and shall be exercisable during the optionee's  lifetime only by the optionee or the optionee's guardian or legal representative.

                           IV. ELIGIBILITY OF OPTIONEE

         Options  may be  granted  only to  individuals  who  are key  employees
(including  officers and directors who are also key employees) of the Company or any parent or subsidiary  corporation (as defined in section 425 of the Code) of the  Company at the time the Option is  granted.  Options  may be granted to the same  individual on more than one occasion.  No Incentive  Stock Option shall be granted to an individual if, at the time the Option is granted,  such individual owns stock  possessing  more than 10% of the total combined  voting power of all classes  of stock of the  Company or of its  parent or  subsidiary  corporation, within the  meaning of section  422A(b)(6)  of the Code,  unless (i) at the time such  Option is  granted  the option  price is at least 110% of the fair  market value of the Stock  subject to the  Option and (ii) such  Option by its terms is not  exercisable  after the expiration of five years from the date of grant.  To the extent that the  aggregate  fair market  value  (determined  at the time the respective  Incentive  Stock  Option is granted) of stock with  respect to which
Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary  corporations  exceeds $100,000,  such
Incentive  Stock  Options  shall be treated as options  which do not  constitute
Incentive  Stock Options.  The Committee  shall  determine,  in accordance  with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements,  which  of  an  optionee's  Incentive  Stock  Options  will  not constitute Incentive Stock Options because of such

                                       -2-

limitation  and shall  notify  the  optionee  of such  determination  as soon as practicable after such determination.

                          V. SHARES SUBJECT TO THE PLAN

         The  aggregate  number of shares  which  may be  issued  under  Options granted under the Plan shall not exceed 500,000 shares of Stock. Such shares may consist of authorized but unissued  shares of Stock or previously  issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not  subject to  outstanding  Options at the  termination  of the Plan shall cease to be subject to the Plan,  but, until  termination of the Plan, the
Company shall at all times make available a sufficient  number of shares to meet the  requirements of the Plan.  Should any Option  hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option  granted under the Plan.  The aggregate  number of shares which may be issued under the Plan shall be subject to  adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject  to  Options  then  outstanding.  Exercise  of an Option in any  manner, including an exercise  involving a Stock  Appreciation  Right, shall result in a decrease in the number of shares of Stock  which may  thereafter  be  available, both for purposes of the Plan and for sale to any one individual,  by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares  acquired  pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                                VI. OPTION PRICE

         The  purchase  price  of  Stock  issued  under  each  Option  shall  be determined by the Committee,  but in the case of an Incentive Stock Option, such purchase  price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

                                VII. TERM OF PLAN

         The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the  shareholders  of the Company within twelve months  thereafter.  Except with  respect to Options  then  outstanding,  if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further  Options shall be granted after the  expiration of ten years from the date of its adoption by the Board.

                    VIII. RECAPITALIZATION OR REORGANIZATION

         (a) The existence of the Plan and the Options  granted  hereunder shall not affect in any way the right or power of the Board or the shareholders of the
Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Com-

E:\SEA322\STOCK\1990.SOP
                                       -3-

pany's capital  structure or its business,  any merger or  consolidation  of the
Company,  any issue of debt or equity  securities ahead of or affecting Stock or the rights  thereof,  the dissolution or liquidation of the Company or any sale, lease,  exchange  or  other  disposition  of all or any  part of its  assets  or business or any other corporate act or proceeding.

         (b) The shares with respect to which  Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option  theretofore  granted,  the Company shall effect a  subdivision  or consolidation  of shares of Stock or the  payment of a stock  dividend  on Stock without receipt of consideration  by the Company,  the number of shares of Stock with respect to which such Option may  thereafter  be exercised (i) in the event of an  increase in the number of  outstanding  shares  shall be  proportionately increased,  and the purchase price per share shall be  proportionately  reduced, and (ii) in the event of a reduction in the number of  outstanding  shares shall
be  proportionately   reduced,  and  the  purchase  price  per  share  shall  be proportionately increased.

         (c) If the  Company  recapitalizes  or  otherwise  changes  its capital structure,  thereafter  upon any exercise of an Option  theretofore  granted the optionee shall be entitled to purchase under such Option,  in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and  securities  to which the  optionee  would have been  entitled  pursuant to the terms of the  recapitalization  if,  immediately prior to such  recapitalization,  the  optionee had been the holder of record of the number of shares of Stock as to which such  Option is then  exercisable.  If
(i) the Company shall not be the surviving entity in any merger or consolidation
(or  survives  only  as a  subsidiary  of an  entity  other  than  a  previously wholly-owned  subsidiary  of the  Company),  (ii) the Company  sells,  leases or exchanges or agrees to sell, lease or exchange all or  substantially  all of its assets to any other person or entity  (other than a  wholly-owned  subsidiary of the  Company),  (iii) the Company is to be dissolved  and  liquidated,  (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the
1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 40% of the outstanding  shares of Stock, or (v) as a result of or in connection with a contested  election of directors,  the persons who were directors of the Company before such election shall cease to constitute a majority of the Board  (each such event is referred to herein as a  "Corporate
Change"), then effective as of a date (selected by the Committee) within (a) ten days after the  approval  by the  shareholders  of the  Company of such  merger, consolidation, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days of such change of control, the Committee, acting in its sole  discretion  without the consent or approval of any optionee,  shall effect  one  or  more  of the  following  alternatives,  which  may  vary  among individual optionees:  (1) accelerate the time at which Options then outstanding may be  exercised  so that such  Options may be  exercised in full for a limited period of time on or before a  specified  date  (before or after such  Corporate
Change)  fixed by the  Committee,  after which  specified  date all  unexercised
Options and all rights of optionees thereunder shall terminate,  (2) require the mandatory  surrender to the Company by selected  optionees of some or all of the outstanding Options held by such optionees (irrespective of whether such Options are then exercis-

                                       -4-

able  under  the  provisions  of the Plan) as of a date,  before  or after  such
Corporate Change, specified by the Committee, in which event the Committee shall thereupon  cancel such  Options  and pay to each  optionee an amount of cash per share equal to the excess of the amount  calculated  in  Subparagraph  (d) below
(the  "Change of Control  Value") of the shares  subject to such Option over the exercise price(s) under such Options for such shares,  (3) make such adjustments to Options then  outstanding as the Committee deems  appropriate to reflect such
Corporate  Change  (provided,  however,  that the Committee may determine in its sole discretion that no adjustment is necessary to Options then  outstanding) or
(4) provide that thereafter upon any exercise of an Option  theretofore  granted the optionee  shall be entitled to purchase  under such  Option,  in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee  would have been  entitled  pursuant to the terms of the  agreement  of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger,  consolidation  or sale of assets and  dissolution the optionee had been the  holder  of record  of the  number of shares of Stock as to which  such
Option is then exercisable.

         (d) For the  purposes  of clause (2) in  Subparagraph  (c)  above,  the
"Change of Control Value" shall equal the amount  determined in clause (i), (ii)
or (iii),  whichever is applicable,  as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction,  (ii) the price per share offered to shareholders of the Company in any tender  offer or exchange  offer  whereby a Corporate  Change takes place,  or (iii) if such Corporate  Change occurs other than pursuant to a tender or exchange  offer,  the fair  market  value per share of the shares into which such Options  being  surrendered  are  exercisable,  as  determined by the
Committee  as of  the  date  determined  by the  Committee  to be  the  date  of cancellation and surrender of such Options.  In the event that the consideration offered to  shareholders  of the Company in any  transaction  described  in this
Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee  shall  determine  the fair cash  equivalent of the portion of the consideration offered which is other than cash.

         (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required shareholder action.

         (f) Except as  hereinbefore  expressly  provided,  the  issuance by the
Company of shares of stock of any class or securities convertible into shares of stock of any class,  for cash,  property,  labor or services,  upon direct sale, upon  the  exercise  of  rights  or  warrants  to  subscribe  therefor,  or upon conversion of shares or obligations of the Company  convertible into such shares or other  securities,  and in any case whether or not for fair value,  shall not affect,  and no adjustment by reason  thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                                       -5-

                    IX. AMENDMENT OR TERMINATION OF THE PLAN

         The Board in its  discretion  may  terminate  the Plan at any time with respect to any shares for which Options have not theretofore  been granted.  The
Board shall have the right to alter or amend the Plan or any part  thereof  from time to time; provided,  that no change in any Option theretofore granted may be made which would impair the rights of the  optionee  without the consent of such optionee;  and provided,  further, that the Board may not make any alteration or amendment which would materially  increase the benefits accruing to participants under the Plan,  increase  the  aggregate  number of shares  which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive  Options  under the Plan or extend the term of the Plan,  without the approval of the shareholders of the Company.

                                       -6-

                       NONSTATUTORY STOCK OPTION AGREEMENT

         AGREEMENT made as of the ______ day of ________________, 19___, between
SEAGULL  ENERGY   CORPORATION,   a  Texas   corporation   (the   "Company")  and
____________________________ ("Employee").

         To carry out the purposes of the SEAGULL ENERGY  CORPORATION 1990 STOCK
OPTION PLAN (the  "Plan"),  by affording  Employee the  opportunity  to purchase shares of common stock of the Company  ("Stock"),  and in  consideration  of the mutual  agreements  and other  matters  set forth  herein  and in the Plan,  the
Company and Employee hereby agree as follows:

         1. GRANT OF OPTION.  The Company hereby  irrevocably grants to Employee the right and option  ("Option")  to purchase all or any part of an aggregate of
______ shares of Stock,  on the terms and conditions set forth herein and in the
Plan,  which  Plan  is  incorporated  herein  by  reference  as a part  of  this
Agreement.  This Option shall not be treated as an incentive stock option within the meaning of section 422A(b) of the Internal  Revenue Code of 1986, as amended
(the "Code").

         2. PURCHASE PRICE.  The purchase price of Stock  purchased  pursuant to the  exercise of this Option  shall be $_______  per share.  For all purposes of this  Agreement,  fair market value of Stock shall be  determined  in accordance with the provisions of the Plan.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein  provided,  this  Option may be  exercised,  by written  notice to the
Company at its  principal  executive  office  addressed to the  attention of its
Corporate  Secretary,  at any time and from time to time after the date of grant hereof,  but,  except as  otherwise  provided  below,  this Option  shall not be exercisable for more than a percentage of the aggregate number of shares offered by this  Option  determined  by the  number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                              PERCENTAGE OF
                                               SHARES THAT
NUMBER OF FULL YEARS                        MAY BE PURCHASED
--------------------                        ----------------

Less than 1 year .....................             0%
1 year ...............................            20%
2 years ..............................            40%
3 years ..............................            60%
4 years ..............................            80%
5 years or more ......................           100%

         Notwithstanding  anything  in  this  agreement  to  the  contrary,  the
Committee  appointed by the Board of Directors to the Company to administer  the
Plan (the  "Committee") in its sole discretion may waive the foregoing  schedule of vesting and permit  Employee to exercise the Option in such amount or amounts and at such time or times as the Committee shall determine.

         This Option is not  transferable by Employee  otherwise than by will or the laws of descent  and  distribution,  and may be  exercised  only by Employee during  Employee's  lifetime  and while  Employee  remains  an  employee  of the
Company, except that:

     (a) If Employee's  employment with the Company terminates for cause or vol-
         untarily by  Employee (other than by reason of normal retirement at or after age  sixty-five) without the written consent of the Company, this
         Option  shall immediately terminate and shall no longer be exercisable.
         For  purposes of this  Agreement,  "cause"  shall mean Employee's gross negligence  or  willful  misconduct in performance of the duties of Em-
         ployee's employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

     (b) If  Employee's  employment  with  the Company terminates for any reason other than  death or as  described in (a) above, this Option may be ex-
         ercised by Employee at any time  during the period of three months fol-
         lowing such termination, or by Employee's estate (or the person who ac-
         quires  this Option by will or the  laws of descent and distribution or otherwise  by  reason  of the death of Employee) during a period of one year following Employee's death if  Employee  dies  during  such three-
         month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates unless such termination was by reason of retirement  (in-
         cluding normal retirement at or after  age sixty-five or early  retire-
         ment with the prior written consent of the Company) or total and perma-
         nent disability in  either  which case this Option shall be exercisable in full.

     (c) If Employee dies while in the employ of the Company, Employee's estate, or the person  who acquires  this Option by will or the laws of descent and  distribution or otherwise by reason  of the death of Employee, may exercise this Option in full at any time during  the period of one year following the date of Employee's death.

This Option shall not be  exercisable  in any event after the  expiration of ten years from the date of grant  hereof.  The purchase  price of shares as to which this Option is  exercised  shall be paid in full at the time of exercise  (a) in cash  (including  check,  bank draft or money order  payable to the order of the
Company),  (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any com-

                                       -2-

bination  of cash or Stock.  No  fraction of a share of Stock shall be issued by the Company upon  exercise of an Option or accepted by the Company in payment of the purchase  price thereof;  rather,  Employee shall provide a cash payment for such amount as is necessary to effect the issuance and  acceptance of only whole shares of Stock.  Unless and until a certificate  or  certificates  representing such shares shall have been issued by the Company to Employee,  Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges  of a shareholder  of the Company with respect to shares acquirable upon an exercise of this Option.

         4.  WITHHOLDING  OF TAX. To the extent that the exercise of this Option or the  disposition  of shares of Stock  acquired  by  exercise  of this  Option results in  compensation  income to  Employee  for  federal or state  income tax purposes, except as hereinafter provided,  Employee shall deliver to the Company at the time of such exercise or disposition  such amount of money as the Company may require to meet its obligation  under  applicable  tax laws or  regulations.
Employee may elect with  respect to this Option to  surrender  or authorize  the
Company to withhold  shares of Stock  (valued at their fair market  value on the date of surrender or  withholding  of such shares) in  satisfaction  of any such withholding  obligation (a "Stock Surrender  Withholding  Election");  provided, however, that:

     (a) Any  Stock  Surrender  Withholding  Election  shall be made by  written notice to the Company and thereafter shall be irrevocable by Employee;

     (b) Any  Stock  Surrender   Withholding   Election  shall  be  subject  to
         disapproval by the Committee at any time;

     (c) Any Stock  Surrender  Withholding  Election shall be  made prior to the date  Employee  recognizes  income with respect to the exercise of this
         Option (the "Tax Date"); and

     (d) If Employee is an "officer"  of the Company or other person subject to section 16(b)of the Securities Exchange Act of 1934, as amended, or any successor  law  and  wishes  to  make  a  Stock  Surrender  Withholding
         Election,  such  person  shall  make  any  Stock  Surrender Withholding
         Election:

                  (i)      more than six months  after the date of grant of this
                           Option,  except that this limitation  shall not apply
                           in the event of death or disability of Employee prior
                           to the expiration of the six-month period; and

                  (ii)     either at least six  months  prior to the Tax Date or
                           during the period beginning on the third business day
                           following the date of release for  publication of the
                           Company's summary statement of sales and earnings for
                           a quarter or fiscal  year and  ending on the  twelfth
                           business day following such date.

                                       -3-

         (e)      When the Tax Date falls after the  exercise of this Option and
                  Employee makes a Stock  Surrender  Withholding  Election,  the full  number of shares of Stock for which this Option is being
                  exercised   shall   be   issued,   but   Employee   shall   be
                  unconditionally obligated to deliver to the Company on the Tax
                  Date a number of shares of Stock  having a value  equal to any tax required to be withheld.

If Employee  fails to deliver such money or make a Stock  Surrender  Withholding
Election pursuant to this Paragraph,  the Company is authorized to withhold from any cash or Stock  remuneration  then or thereafter  payable to Employee any tax required to be withheld.

         5. STATUS OF STOCK. The Company intends to register for issue under the
Securities  Act of 1933,  as amended (the "Act") the shares of Stock  acquirable upon exercise of this Option, and to keep such registration effective throughout the  period  this  Option  is  exercisable.  In the  absence  of such  effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option,  Employee (or the person permitted to exercise  this Option in the event of  Employee's  death or  incapacity),  if requested  by the Company to do so,  will  execute and deliver to the Company in writing an agreement  containing  such  provisions as the Company may require to assure compliance with applicable securities laws.

         Employee  agrees that the shares of Stock which Employee may acquire by exercising  this Option will not be sold or otherwise  disposed of in any manner which would constitute a violation of any applicable  securities  laws,  whether federal or state.  Employee also agrees (i) that the  certificates  representing the shares of Stock  purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities  laws,  (ii) that the Company may refuse to register  the transfer of the shares of Stock purchased under this Option on the stock transfer records of the  Company  if  such  proposed  transfer  would  in  the  opinion  of  counsel satisfactory to the Company constitute a violation of any applicable  securities law and (iii) that the Company may give  related  instructions  to its  transfer agent,  if any,  to stop  registration  of the  transfer  of the shares of Stock purchased under this Option.

         6. EMPLOYMENT  RELATIONSHIP.  For purposes of this Agreement,  Employee shall be considered  to be in the  employment of the Company as long as Employee remains an employee of either the Company,  a parent or  subsidiary  corporation
(as defined in section 425 of the Code) of the Company,  or a  corporation  or a parent or subsidiary of such  corporation  assuming or substituting a new option for  this  Option.  Any  question  as to  whether  and  when  there  has  been a termination of such employment, and the cause

                                       -4-

     of  such  termination,  shall  be  determined  by the  Committee,  and  its determination shall be final.

         7. BINDING  EFFECT.  This Agreement  shall be binding upon and inure to the benefit of any successors to the Company and all persons  lawfully  claiming under Employee.

     8.  GOVERNING  LAW. This  Agreement  shall be governed by, and construed in accordance with, the laws of the State of Texas.

         IN WITNESS  WHEREOF,  the Company has caused this  Agreement to be duly executed by its officer  thereunto  duly  authorized,  and Employee has executed this Agreement, all as of the day and year first above written.

                                      SEAGULL ENERGY CORPORATION

                                      By: ______________________________________

                                      ------------------------------------------
                                      Employee

                                       -5-

                                  AMENDMENT TO
                            STOCK OPTION AGREEMENT(S)

         WHEREAS,  SEAGULL  ENERGY  CORPORATION  (the  "Company") has previously adopted the SEAGULL  ENERGY  CORPORATION  1981 STOCK  OPTION  PLAN,  the SEAGULL
ENERGY  CORPORATION  1981 STOCK  OPTION  PLAN  (RESTATED),  the  SEAGULL  ENERGY
CORPORATION  1983 STOCK OPTION PLAN, the SEAGULL ENERGY  CORPORATION  1983 STOCK
OPTION PLAN (RESTATED),  the SEAGULL ENERGY  CORPORATION 1986 STOCK OPTION PLAN,
the SEAGULL ENERGY  CORPORATION 1986 STOCK OPTION PLAN  (RESTATED),  the SEAGULL
ENERGY  CORPORATION  1990 STOCK OPTION PLAN and the SEAGULL  ENERGY  CORPORATION
1993 STOCK OPTION PLAN (collectively, the "Option Plans"); and

         WHEREAS,  certain  nonstatutory  stock  options  ("NSOs") and incentive stock options  (collectively,  "Options")  have  heretofore  been granted to the optionee, an employee of the Company other than an individual subject to Section
16 of the Securities Exchange Act of 1934, as amended (the "Employee"), that are currently  outstanding under the Option Plans, each of such Options being listed on the schedule  attached  hereto and evidenced by a  Nonstatutory  Stock Option
Agreement  or  an   Incentive   Stock  Option   Agreement   (collectively,   the
"Agreements"); and

         WHEREAS, the Employee's  employment with the Company will be terminated as the result of the Company's workforce reduction, geographic consolidation and segment  disposition  announced  April 4, 1995, and the Company desires to amend the Agreements in certain respects;

         NOW, THEREFORE,  the Agreements shall be amended as follows,  effective as of _______________ (Employee's employment termination date):

         1. The vesting schedule contained in the Agreements shall be waived and all Options outstanding under such Agreements shall be exercisable in full.

         2.  Notwithstanding  any  provision in the  Agreements to the contrary, with respect to any NSOs (or portions  thereof) that were exercisable  under the
Agreements as of _______________ (day before Employee's  employment  termination date)("Vested  NSOs"),  such Vested NSOs shall continue to be exercisable by the
Employee,  his estate or the person who acquires such Vested NSOs by will or the laws of descent and distribution, at any time on or before December 31, 1996.

         3.  As amended hereby, the Agreements are specifically ratified and reaffirmed.

         IN WITNESS  WHEREOF,  the Company has caused this  amendment to be duly executed by one of its officers thereunto duly authorized,  and the Employee has executed this amendment, effective as of ________________ (Employee's employment termination date).

                                     SEAGULL ENERGY CORPORATION

                                      By _______________________________________

                                      ------------------------------------------
                                      Employee